Components of Net Periodic Benefit Cost and Curtailment Gains (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 30, 2012	Jul. 02, 2011	Jul. 03, 2010
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 9	$ 7
Interest cost	73	73
Postretirement Medical And Life Insurance
Defined Benefit Plan Disclosure [Line Items]
Service cost	2	2	1
Interest cost	3	5	5
Net amortization and deferral	(8)	(9)	(8)
Net periodic benefit cost (income)	$ (3)	$ (2)	$ (2)